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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 6, 2001
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                             The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina                 1-5846                      57-0507055
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(State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)


135 South Main Street, Greenville, SC                                29601
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code          (864) 241-5400
                                                  ------------------------------

                                       n/a
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         (Former Name or Former Address, if Changed Since Last Report)




ITEM 9. REGULATION FD DISCLOSURE (OTHER INFORMATION)


The Company deems the following information to be filed.

The information hereby set forth will appear on any subsequent filings. The new principal executive office address of the Company with telephone number, effective October 1, 2001, is:

         The Liberty Corporation
         135 South Main Street
         Greenville, SC 29601
         Telephone: (864) 241-5400
         Fax: (864) 241-5401


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIBERTY CORPORATION


                                   By: /s/ Martha Williams
                                      ------------------------------------------
                                        Name:  Martha Williams
                                        Title: Vice President, General Counsel
                                               and Secretary


                                   November 6, 2001